[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                           MFS(R) GOVERNMENT
                           MORTGAGE FUND

                           SEMIANNUAL REPORT o JANUARY 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 19
Trustees and Officers ..................................................... 25

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Index, a commonly used measure of investment-grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. Richard Smith

For the six months ended January 31, 2001, Class A shares of the fund provided a total return of 7.44%, Class B shares returned 7.17%, and Class I shares returned 7.74%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, and compare to a 7.88% return over the same period for the fund's benchmark, the Lehman Brothers Government National Mortgage Association Index (The Lehman GNMA Index). The Lehman GNMA Index is an unmanaged index formed by grouping the universe of individual fixed-rate GNMA pools for a given program, issue year, and coupon. During the same period, the average GNMA fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.51%.

Q.  WHAT'S THE GOAL OF THE FUND?

A. By investing the majority of the fund's assets in obligations issued or guaranteed by the Government National Mortgage Association (GNMA), our goal is to produce higher yields than a portfolio that includes only Treasury securities, while maintaining a higher overall credit quality than a corporate bond portfolio. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. It was a fairly strong six months for the GNMA market, and changing expectations about the economy and falling interest rates deserve most of the credit. Looking back to the beginning of the period, we'd just come through a series of Federal Reserve Board (Fed) interest rate hikes that were designed to cool the economy and thwart inflationary pressures. As the fall of 2000 wore on, it became increasingly clear that those previous rate hikes had achieved their intended result. In addition, however, the stock market retrenched, manufacturing activity slumped, retail sales languished, and the labor market showed some signs of softening. By the end of December 2000, the Fed announced that it was leaning toward lowering interest rates in the near future because of its updated view that the risk of a recession outweighed the risk of inflation. In response, investors began to push bond yields lower and their prices higher. That December 2000 bond rally gained additional steam in January when the Fed cut interest rates by a full percentage point during the month.

Q.  HOW DID YOU NAVIGATE THROUGH THIS CHANGING INTEREST RATE ENVIRONMENT?

A. We kept the fund's interest-rate sensitivity (which is measured by duration) in line with the GNMA market as a whole, a stance that's known as a "neutral" positioning. Generally speaking, the longer the duration of a bond or a portfolio, the more its value will fluctuate in response to interest-rate changes. Conversely, the shorter the duration, the less a bond or portfolio will fluctuate. By maintaining a neutral stance, we avoided getting whipsawed when the direction of interest rates quickly changed course. As a matter of policy, we generally keep a neutral duration so that the fund's interest rate exposure doesn't overwhelm our other strategies, such as security selection.

Q.  SPEAKING OF SECURITY SELECTION, WHAT EFFECT DID IT HAVE ON PERFORMANCE?

A. Our security selection generally was a plus for performance. The bulk of our GNMA holdings were made up of mortgages with coupons (the interest rates paid by the borrowers) between 7.00% and 7.50%. Not only did these securities offer an attractive level of income for the fund but generally, their prices also held up better than higher-coupon securities when refinancing activity rose.

    Towards the end of the period, falling interest rates caused a spike in mortgage refinancing activity. The average 30-year mortgage rate fell just below 7.00% at the end of January 2001, down from a previous year high of 8.64%. Rising refinancing activity typically has meant rising prepayments for mortgage-backed bonds such as GNMAs. This shortens the effective lives of the bonds and makes them less attractive to investors, which means their prices fall. Although the securities we emphasized weren't immune to prepayment fears, they definitely have performed better than those with coupons above 7.50%, which carried a much stronger likelihood of being prepaid.

Q.  WHY DID YOU ADD TO THE FUND'S STAKE IN MORTGAGE-BACKED BONDS?

A. Our expanded holdings in mortgage-backed bonds came about because we sold some Treasury securities and purchased securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). When we began to add them last fall, Fannie Mae and Freddie Mac mortgage-backed securities were at somewhat depressed prices and were very attractively valued, according to our analysis. Their lower prices were the result of Congressional and U.S. Treasury Department threats to cut off the agencies' long-standing, but never used, lines of credit that give Fannie Mae and Freddie Mac securities implicit government backing. By the end of 2000 and into 2001, those threats began to fade, and mortgage-backed securities issued by the two agencies rebounded.

Q.  WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND THE GNMA MARKET?

A. We're approaching 2001 with a mix of caution and optimism. Our outlook calls for the Fed to continue to cut interest rates through the first half of 2001 in response to ever-slowing economic growth. Against that backdrop, we would expect fixed-income investments to continue to do well, although the market already may have priced in most of the benefits of lower interest rates. We think a recession will be avoided, and that interest rate cuts will put the economy on a moderate, noninflationary growth track in the second half of the year. At that point, we believe interest rates and bond prices will stabilize.

    As for the GNMA market, short-term market conditions may be a bit challenging. We expect slightly faster prepayment activity, which may prompt us to add more Treasury securities to the portfolio. However, our view is that mortgage rates will need to drop a full percentage point in order for prepayment activity to really ramp up, but we don't foresee such an occurrence. Even so, mortgage securities appear to us to be priced as if much more rapid prepayment is in store. Therefore, if prepayment activity falls below expectations, mortgage securities could benefit.

/s/ D. Richard Smith

    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   D. RICHARD SMITH, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GOVERNMENT MORTGAGE AND LIMITED MATURITY FUNDS.

   RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS A CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS PRIMARILY HIGH CURRENT INCOME AND, SECONDARILY,
                           PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JANUARY 9, 1986

  CLASS INCEPTION:         CLASS A  JANUARY 9, 1986
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $602.1 MILLION NET ASSETS AS OF JANUARY 31, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A
                                              6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +7.44%       +13.26%       +18.17%       +32.90%       +93.19%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --        +13.26%       + 5.72%       + 5.85%       + 6.81%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --        + 7.88%       + 4.02%       + 4.83%       + 6.29%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                              6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +7.17%       +12.52%       +15.48%       +28.06%       +83.34%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --        +12.52%       + 4.91%       + 5.07%       + 6.25%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --        + 8.52%       + 4.01%       + 4.75%       + 6.25%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                              6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  +7.74%       +13.72%       +19.46%       +34.63%       +95.70%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --        +13.72%       + 6.11%       + 6.13%       + 6.94%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RISK CONSIDERATIONS:

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. These risks may increase share price volatility. Please see the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2001

                  PORTFOLIO STRUCTURE

                  Mortgage Backed                   92.5%
                  U.S. Treasuries                    4.9%
                  Government Agency                  2.0%
                  Cash                               0.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 2001

Bonds - 98.9%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 88.9%
  Government National Mortgage Association - 84.1%
    GNMA, 6.5s, 2023 - 2029                                            $158,420           $158,409,771
    GNMA, 7s, 2023 - 2029                                               141,796            144,209,813
    GNMA, 7.5s, 2017 - 2031                                              99,051            101,803,674
    GNMA, 8s, 2017 - 2030                                                85,359             88,555,415
    GNMA, 8.5s, 2030                                                      8,894              9,260,424
    GNMA, 9s, 2008 - 2022                                                   697                730,321
    GNMA, 9.5s, 2009 - 2010                                               3,343              3,555,184
    GNMA, 12.5s, 2011                                                       193                225,136
                                                                                          ------------
                                                                                          $506,749,738
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.8%
    U.S. Treasury Bonds, 6.25s, 2030                                   $  2,000           $  2,204,060
    U.S. Treasury Notes, 3.5s, 2011                                           0*                   100
    U.S. Treasury Notes, 4.25s, 2010                                      5,174              5,463,328
    U.S. Treasury Notes, 5.75s, 2010                                     12,500             13,052,750
    U.S. Treasury Notes, 6.5s, 2010                                       7,303              7,989,920
                                                                                          ------------
                                                                                          $ 28,710,158
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $535,459,896
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 10.0%
    Federal Home Loan Mortgage Corp., 7s, 2005                         $ 11,500           $ 12,233,125
    Federal Home Loan Mortgage Corp., 8.5s, 2009 - 2017                      12                 12,621
    Federal Home Loan Mortgage Corp., 9s, 2020 - 2021                       242                251,222
    Federal Home Loan Mortgage Corp., 9.5s, 2013 - 2021                     130                135,188
    Federal National Mortgage Assn., 7.5s, 2029 - 2030                   42,360             43,332,560
    Federal National Mortgage Assn., 8.5s, 2004 - 2008                       83                 86,404
    Federal National Mortgage Assn., 9s, 2002 - 2007                      3,732              3,922,248
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                               $ 59,973,368
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $588,316,763)                                               $595,433,264
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 1/31/01, due 2/01/01, total to
      be received $3,167,505 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                 $  3,167           $  3,167,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $591,483,763)                                         $598,600,264

Other Assets, Less Liabilities - 0.6%                                                        3,545,193
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $602,145,457
------------------------------------------------------------------------------------------------------
* Shares were less than 500.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JANUARY 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $591,483,763)            $598,600,264
  Cash                                                                      122
  Receivable for fund shares sold                                     2,272,677
  Interest receivable                                                 3,906,362
  Other assets                                                           11,082
                                                                   ------------
      Total assets                                                 $604,790,507
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,597,843
  Payable for fund shares reacquired                                    693,821
  Payable to affiliates -
    Management fee                                                        6,555
    Shareholder servicing agent fee                                       1,639
    Distribution and service fee                                          5,006
    Administrative fee                                                      287
  Accrued expenses and other liabilities                                339,899
                                                                   ------------
      Total liabilities                                            $  2,645,050
                                                                   ------------
Net assets                                                         $602,145,457
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $654,483,897
  Unrealized appreciation on investments                              7,116,501
  Accumulated net realized loss on investments                      (59,690,618)
  Accumulated undistributed net investment income                       235,677
                                                                   ------------
      Total                                                        $602,145,457
                                                                   ============
Shares of beneficial interest outstanding                           90,789,616
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $557,469,303 / 84,072,184 shares of
    beneficial interest outstanding)                                  $6.63
                                                                      =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $6.96
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $44,676,038 / 6,717,415 shares of
beneficial interest outstanding)                                      $6.65
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $115.91 / 17.453 shares of
    beneficial interest outstanding)                                  $6.64
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JANUARY 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $21,240,686
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,345,808
    Trustees' compensation                                               25,911
    Shareholder servicing agent fee                                     298,701
    Distribution and service fee (Class A)                              672,105
    Distribution and service fee (Class B)                              298,589
    Administrative fee                                                   36,671
    Custodian fee                                                        83,828
    Printing                                                             37,323
    Postage                                                              38,682
    Auditing fees                                                        18,166
    Legal fees                                                            1,909
    Miscellaneous                                                       110,848
                                                                    -----------
      Total expenses                                                $ 2,968,541
    Fees paid indirectly                                                (77,151)
    Reduction of expenses by investment adviser                        (151,004)
                                                                    -----------
      Net expenses                                                  $ 2,740,386
                                                                    -----------
        Net investment income                                       $18,500,300
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $  (125,949)
    Futures contracts                                                   598,303
                                                                    -----------
      Net realized gain on investments                              $   472,354
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $24,054,763
    Futures contracts                                                  (183,208)
                                                                    -----------
      Net unrealized gain on investments                            $23,871,555
                                                                    -----------
        Net realized and unrealized gain on investments             $24,343,909
                                                                    -----------
          Increase in net assets from operations                    $42,844,209
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                   YEAR ENDED
                                                            JANUARY 31, 2001                JULY 31, 2000
                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 18,500,300                 $ 40,058,442
  Net realized gain (loss) on investments                            472,354                   (8,698,399)
  Net unrealized gain on investments                              23,871,555                    5,255,111
                                                                ------------                 ------------
      Increase in net assets from operations                    $ 42,844,209                 $ 36,615,154
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $(16,997,451)                $(35,184,285)
  From net investment income (Class B)                            (1,677,539)                  (4,101,257)
  From net investment income (Class I)                                    (4)                      (1,544)
                                                                ------------                 ------------
      Total distributions declared to shareholders              $(18,674,994)                $(39,287,086)
                                                                ------------                 ------------
Net decrease in net assets from fund share transactions         $(25,282,177)                $(84,821,190)
                                                                ------------                 ------------
      Total decrease in net assets                              $ (1,112,962)                $(87,493,122)
Net assets:
  At beginning of period                                         603,258,419                  690,751,541
                                                                ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $235,677 and $410,371,
    respectively)                                               $602,145,457                 $603,258,419
                                                                ============                 ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                 JANUARY 31, 2001             2000           1999           1998           1997           1996
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.37           $ 6.39         $ 6.69         $ 6.72         $ 6.53         $ 6.65
                                           ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                 $ 0.20           $ 0.40         $ 0.39         $ 0.43         $ 0.44         $ 0.45
  Net realized and unrealized gain
    (loss) on investments                    0.27            (0.03)         (0.30)         (0.03)          0.18          (0.14)
                                           ------           ------         ------         ------         ------         ------
      Total from investment
        operations                         $ 0.47           $ 0.37         $ 0.09         $ 0.40         $ 0.62         $ 0.31
                                           ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.21)          $(0.39)        $(0.38)        $(0.41)        $(0.42)        $(0.42)
  From net realized gain on
    investments                              --               --             --            (0.02)          --             --
  From paid-in capital                       --               --            (0.01)          --            (0.01)         (0.01)
                                           ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                       $(0.21)          $(0.39)        $(0.39)        $(0.43)        $(0.43)        $(0.43)
                                           ------           ------         ------         ------         ------         ------
Net asset value - end of period            $ 6.63           $ 6.37         $ 6.39         $ 6.69         $ 6.72         $ 6.53
                                           ======           ======         ======         ======         ======         ======
Total return(+)                              7.44%++          6.09%          1.31%          6.17%          9.90%          4.76%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               0.86%+           0.90%          0.93%          0.97%          1.09%          1.16%
    Net investment income                    6.24%+           6.34%          5.86%          6.43%          6.75%          6.75%
Portfolio turnover                             15%              65%           177%            72%            33%            25%
Net assets at end of period
  (000,000 Omitted)                          $557             $543           $597           $657           $653           $541

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income              $ 0.20           $ 0.40         $ 0.39           --             --             --
        Ratios (to average net assets):
          Expenses##                         0.91%+           0.95%          0.97%          --             --             --
          Net investment income              6.19%+           6.29%          5.82%          --             --             --
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                 JANUARY 31, 2001             2000           1999           1998           1997           1996
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.38           $ 6.40         $ 6.70         $ 6.72         $ 6.53         $ 6.65
                                           ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                 $ 0.18           $ 0.36         $ 0.34         $ 0.38         $ 0.40         $ 0.40
  Net realized and unrealized gain
    (loss) on investments                    0.27            (0.04)         (0.30)         (0.03)          0.17          (0.13)
                                           ------           ------         ------         ------         ------         ------
      Total from investment
        operations                         $ 0.45           $ 0.32         $ 0.04         $ 0.35         $ 0.57         $ 0.27
                                           ------           ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income               $(0.18)          $(0.34)        $(0.33)        $(0.35)        $(0.37)        $(0.38)
  From net realized gain on
    investments                              --               --             --            (0.02)          --             --
  From paid-in capital                       --               --            (0.01)          --            (0.01)         (0.01)
                                           ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                       $(0.18)          $(0.34)        $(0.34)        $(0.37)        $(0.38)        $(0.39)
                                           ------           ------         ------         ------         ------         ------
Net asset value - end of period            $ 6.65           $ 6.38         $ 6.40         $ 6.70         $ 6.72         $ 6.53
                                           ======           ======         ======         ======         ======         ======
Total return                                 7.17%++          5.24%          0.49%          5.40%          9.09%          3.98%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.61%+           1.65%          1.68%          1.72%          1.78%          1.87%
    Net investment income                    5.47%+           5.55%          5.11%          5.67%          6.02%          6.01%
Portfolio turnover                             15%              65%           177%            72%            33%            25%
Net assets at end of period
  (000,000 Omitted)                           $45              $61            $94           $155           $286           $553

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income              $ 0.18           $ 0.35         $ 0.34           --             --             --
        Ratios (to average net assets):
          Expenses##                         1.66%+           1.70%          1.72%          --             --             --
          Net investment income              5.42%+           5.50%          5.07%          --             --             --
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED JULY 31,
                                    SIX MONTHS ENDED         ---------------------------------------------      PERIOD ENDED
                                    JANUARY 31, 2001              2000            1999            1998        JULY 31, 1997*
                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period         $ 6.37            $ 6.38          $ 6.69          $ 6.72                $ 6.59
                                              ------            ------          ------          ------                ------
Income from investment operations# -
  Net investment income(S)                    $ 0.22            $ 0.40          $ 0.41          $ 0.44                $ 0.31
  Net realized and unrealized gain
    (loss) on investments                       0.26              --             (0.30)          (0.02)                 0.09
                                              ------            ------          ------          ------                ------
      Total from investment operations        $ 0.48            $ 0.40          $ 0.11          $ 0.42                $ 0.40
                                              ------            ------          ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                  $(0.21)           $(0.41)         $(0.41)         $(0.43)               $(0.26)
  From net realized gain on investments         --                --              --             (0.02)                 --
  From paid-in capital                          --                --             (0.01)           --                   (0.01)
                                              ------            ------          ------          ------                ------
      Total distributions declared to
        shareholders                          $(0.21)           $(0.41)         $(0.42)         $(0.45)               $(0.27)
                                              ------            ------          ------          ------                ------
Net asset value - end of period               $ 6.64            $ 6.37          $ 6.38          $ 6.69                $ 6.72
                                              ======            ======          ======          ======                ======
Total return                                    7.74%++           6.53%           1.42%           6.47%                 6.19%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                  0.61%+            0.65%           0.68%           0.73%                 0.73%+
    Net investment income                       6.75%+            6.37%           6.11%           6.67%                 7.06%+
Portfolio turnover                                15%               65%            177%             72%                   33%
Net assets at end of period (000
  Omitted)                                    $  -- +++         $  -- +++          $61             $51                  $113

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                 $ 0.22            $ 0.39          $ 0.41            --                    --
        Ratios (to average net assets):
          Expenses##                            0.66%+            0.70%           0.72%           --                    --
          Net investment income                 6.70%+            6.32%           6.07%           --                    --
  * For the period from the inception of Class I shares, January 2, 1997, through July 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Mortgage Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective January 31, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At July 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $52,540,612 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2002, ($5,628,534), July 31, 2003, ($4,604,728), July 31,
2004, ($30,095,607), July 31, 2005, ($1,857,304), July 31, 2007, ($5,100,994),
and July 31, 2008, ($5,253,445).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,768 for the six months ended January 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $20,458 for the six months ended January 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum ClassA distribution fee is not currently imposed, and will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $54,779 for the six months ended January 31, 2001. Fees incurred under the distribution plan during the six months ended January 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,006 for Class B shares, for the six months ended January 31, 2001. Fees incurred under the distribution plan during the six months ended January 31, 2001, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended January 31, 2001, were $17,412 and $27,445, for Class A, and Class B, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments in U.S. government securities, other than short-term obligations, aggregated $86,388,684 and $105,910,329, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $591,483,763
                                                                 ------------
Gross unrealized appreciation                                    $  8,661,254
Gross unrealized depreciation                                      (1,544,753)
                                                                 ------------
    Net unrealized appreciation                                  $  7,116,501
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   SIX MONTHS ENDED JANUARY 31, 2001              YEAR ENDED JULY 31, 2000
                                  ----------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             9,999,371       $ 65,283,481        35,652,456       $ 224,485,367
Shares issued to shareholders in
  reinvestment of distributions         1,414,207          9,106,755         2,892,507          18,263,326
Shares reacquired                     (12,563,796)       (81,317,784)      (46,740,101)       (294,747,199)
                                      -----------       ------------       -----------       -------------
    Net decrease                       (1,150,218)      $ (6,927,548)       (8,195,138)      $ (51,998,506)
                                      ===========       ============       ===========       =============

Class B shares
                                   SIX MONTHS ENDED JANUARY 31, 2001              YEAR ENDED JULY 31, 2000
                                  ----------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,016,291       $  6,605,560         1,205,076       $   7,657,463
Shares issued to shareholders in
  reinvestment of distributions           169,556          1,095,580           405,022           2,565,817
Shares reacquired                      (3,974,015)       (26,055,771)       (6,821,747)        (42,985,526)
                                      -----------       ------------       -----------       -------------
    Net decrease                       (2,788,168)      $(18,354,631)       (5,211,649)      $ (32,762,246)
                                      ===========       ============       ===========       =============

Class I shares
                                   SIX MONTHS ENDED JANUARY 31, 2001              YEAR ENDED JULY 31, 2000
                                  ----------------------------------       -------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                    --       $   --                     223       $       1,437
Shares issued to shareholders in
  reinvestment of distributions             0.322                  2               244               1,544
Shares reacquired                               --          --                 (10,021)            (63,419)
                                      -----------       ------------       -----------       -------------
    Net increase (decrease)                 0.322       $          2            (9,554)      $     (60,438)
                                      ===========       ============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating fund at the end of each quarter. The commitment fee allocated to the fund for the six months ended January 31, 2001, was $1,837. The fund had no borrowings during the period.

MFS(R) GOVERNMENT MORTGAGE FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman,                              8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment adviser)                                     For service to speech- or hearing-impaired,
                                                         call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company                 this service, your phone must be equipped with
500 Boylston Street                                      a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
DISTRIBUTOR                                              stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) GOVERNMENT MORTGAGE FUND                                     ------------
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                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                   MGM-3 03/01 47.5M 31/231/331